Exhibit 10.1.1
December 4, 2006
Mel Clay, NAPM LLC Co-Chair
BellSouth
675 W. Peachtree St. N.E.
Room 20G40
Atlanta, GA 30375
Tim Decker, NAPM LLC Co-Chair
Verizon
600 Hidden Ridge
MC: HQE02N40
Irving, TX 75038
Re: Modifications to the Scheduled Service Unavailability (SSU) Window
Dear Mel and Tim:
On November 14, 2006, the LNPA-WG issued a recommendation for service provider maintenance windows. As a result, the NPAC SSU window must be conformed to the LNPA-WG’s recommendation. Therefore, effective on January 1, 2007, and for one (I) year thereafter, the following modifications to Paragraph 1 (Amendment to Exhibit G) of Exhibit 1 (Attachment 3 to SOW 25) of SOW 31 shall take effect:
1.	The “20 Hour Requirement” is hereby suspended,

2.	The “Sunday Requirement” is hereby amended to read:
0 hours for any day other than Sunday within the month (the “Sunday Requirement”).
3.	The “6 am Requirement” is hereby renamed the “SSU Window Requirement”, and amended to read:
▪	NeuStar’s Scheduled Service Unavailability must commence no earlier than and be completed no later than the following schedule:
i.	For the first Sunday of each month, no earlier than 00:00:00 CT and no later than 09:00:00 CT

ii.	For subsequent Sundays of each month, no earlier than 00:00:00 CT and no later than 07:00:00 CT
4.	The “Single Event Requirement” is hereby suspended.
So long as the foregoing is in effect, the NAPM and NeuStar also agree to the following modification to Paragraph 3 (Additional Obligations) of Exhibit 1 (Attachment 3 to SO W25) of SOW 31:

5.	The requirement for an “Advanced Notification” is hereby suspended.

6.	The requirement that a “Post Mortem Report” included Planned Down Time (Start and End Time) and Duration is hereby suspended.
NAPM and NeuStar agree that SLR-21 (Scheduled Service Unavailability Notification) in Exhibit G (Service Level Requirements) under each of the seven (7), regional Contractor Services Agreement for NPAC/SMS (the “Master Agreement(s)”) shall be suspended so long as this letter is in effect, except that Scheduled Service Unavailability Notification shall be sent for maintenance (both routine and non-routine) taken outside the window set forth in the “SSU Window Requirement,” If the terms and conditions of the Master Agreements require it, then the NAPM and NeuStar shall amend Exhibit G to reflect the foregoing without prejudice to NeuStar.
This letter supersedes the October 12, 2005 letter between the parties.
This letter shall automatically renew for additional one (1) year periods unless either party provides the other with written notice of its intention not to renew no later than thirty (30) days prior to the expiration of the then-applicable one (1) year period.
If the NAPM agrees with this letter, please counter-sign below and return an original to my attention. As always, I am happy to discuss this matter with you in further detail.

Sincerely yours,		Acknowledged and agreed:

/s/ Michael O’Connor		/s/ Mel Clay

Michael O’Connor		Mel Clay
VP, Customer Relations		Co-Chair
NeuStar, Inc.		NAPM LLC
Date:	5 Dec 2006	Date:	12/11/2006

/s/ Tim Decker

Tim Decker
NAPM LLC Co-Chair
		Date:	12/11/2006

CC (via PDF):	Gary Sacra, NAPM LLC Project Executive
Paula Jordan, NAPM LLC Project Executive
Ron Steen, NAPM LLC Project Executive
Gene Saulmon, NAPM LLC CIC Chair
Dan Sciullo, NAPM Counsel

Statement of Work No. 50 (NE)			September 1, 2006
SOW:	☐	No
	☑	Yes
Pursuant to Instruction 2 to Item 601 of Regulation S-K, NeuStar, Inc. has filed an agreement with the Northeast Carrier Acquisition Company, LLC, which is one of seven agreements that are substantially identical in all material respects other than the parties to the agreements. North American Portability Management, LLC succeeded to the interests of Northeast Carrier Acquisition Company, LLC and each of the other entities listed below. The following list identifies the other parties to the six agreements that have been omitted pursuant to Instruction 2 to Item 601:
•	LNP, LLC (Midwest)

•	Southwest Region Portability Company, LLC

•	Western Region Telephone Number Portability, LLC

•	Southeast Number Portability Administration Company, LLC

•	Mid-Atlantic Carrier Acquisition Company, LLC

•	West Coast Portability Services, LLC

Statement of Work No. 50 (NE)			September 1, 2006
SOW:	☐	No
	☑	Yes
STATEMENT OF WORK UNDER
CONTRACTOR SERVICES AGREEMENT
FOR
NUMBER PORTABILITY ADMINISTRATION CENTER / SERVICE
MANAGEMENT SYSTEM
MODIFICATION OF ESCROW AGREEMENT
AND
ESTABLISHMENT OF A LETTER OF CREDIT
CONFIDENTIAL

Statement of Work No. 50 (NE)			September 1, 2006
SOW:	☐	No
	☑	Yes
STATEMENT OF WORK
UNDER
CONTRACTOR SERVICES AGREEMENT FOR NPAC/SMS
Modification of Escrow Agreement
1.0 PARTIES
This SOW (this “Statement of Work” or “SOW”) is entered into pursuant to both Article 13 and Article 30 of, and upon execution shall be a part of, each of the seven separate Contractor Services Agreements for Number Portability Administration Center/Service Management System, as amended and in effect immediately prior to the SOW Effective Date (each such agreement referred to individually as the “Master Agreement” and collectively as the “Master Agreements”), by and between NeuStar, Inc., a Delaware corporation (“Contractor”), and the North American Portability Management LLC, a Delaware limited liability company (the “Customer”), as the successor in interest to and on behalf of the respective limited liability companies listed below for the separate Service Areas (referred to individually as a “Subscribing Customer” and collectively as “Subscribing Customers”).
•	Mid-Atlantic Carrier Acquisition Company, LLC

•	LNP, LLC (Midwest)

•	Northeast Carrier Acquisition Company, LLC

•	Southeast Number Portability Administration Company, LLC

•	Southwest Region Portability Company, LLC

•	West Coast Portability Services, LLC

•	Western Region Telephone Number Portability, LLC
2.0 EFFECTIVENESS AND DEFINED TERMS
This SOW shall be effective as of the 1st day of September 2006 (the “SOW Effective Date”), conditioned upon execution by Contractor and Customer on behalf of all Subscribing Customers. The number in the upper left-hand corner refers to this SOW. Capitalized terms used herein without definition or which do not specifically reference another agreement shall have the meanings as defined in the Master Agreement.
3.0 SCOPE OF ADDITIONAL SERVICES
Contractor shall perform the Additional Services set forth herein. The Additional Services under this SOW consist exclusively of the work set forth in Section 8.0 below. The Additional Services under this SOW, including the subject matter hereof, are not, and shall not be interpreted as, an Enhancement to the NPAC/SMS Software.
CONFIDENTIAL

Statement of Work No. 50 (NE)			September 1, 2006
SOW:	☐	No
	☑	Yes
4.0 OUT OF SCOPE SERVICES
This SOW contains the agreed upon terms and conditions that shall govern Contractor’s performance of the Additional Services described herein. The Additional Services provided for in this SOW shall not be interpreted, implied, or assumed to include any other service(s), including additional or changed services, not specifically described in Article 3 (Scope of Additional Services) above. Any and all requested or required services or change orders (hereinafter “Out of Scope Services”) may be provided in accordance with the Master Agreement and, specifically, Article 13 (Additional Services) of the Master Agreement.
5.0 APPLICABLE DOCUMENTS
The following internal documents are applicable to the Additional Services contemplated under this SOW:
               Functional Requirements Specifications
               Requirements Traceability Matrix
               System Design
               Detailed Design
               Integration Test Plan
               System Test Plan
               NPAC Software Development Process Plan
               User Documentation
6.0 IMPACTS ON MASTER AGREEMENT

None	Master Agreement

None	Exhibit B Functional Requirements Specification

None	Exhibit C Interoperable Interface Specification

None	Exhibit E Pricing Schedules

None	Exhibit F Project Plan and Test Schedule

None	Exhibit G Service Level Requirements

None	Exhibit H Reporting and Monitoring Requirements

None	Exhibit J User Agreement Form

None	Exhibit K External Design

None	Exhibit L Infrastructure/Hardware

☑	Exhibit M Software Escrow Agreement

None	Exhibit N System Performance Plan for NPAC/SMS Services

None	Disaster Recovery

None	Back Up Plans

None	Gateway Evaluation Process (Article 32 of Master Agreement)
CONFIDENTIAL

Statement of Work No. 50 (NE)			September 1, 2006
SOW:	☐	No
	☑	Yes
7.0 COMPENSATION AND PAYMENT
Except as otherwise specifically set forth in Exhibit M of the Master Agreement, this SOW does not entitle Contractor to compensation.
8.0 MASTER AGREEMENT MODIFICATIONS
8.1 Software Escrow Modification
Under Statement of Work No. 11 (SOW11), effective February 1, 1999, Contractor performed certain Additional Services specifically for the expansion of the current LNPA Billing and Collection Operations and System to support the requirements mandated in the FCC’s Matter of Telephone Number Portability, Third Report and Order, CC Docket 95-116, RM 8535, FCC 98-82. Under its express terms, the Additional Services set forth in Statement of Work No. 11 are not an Enhancement to the NPAC/SMS, as defined in the Master Agreements.
Nonetheless, Contractor and Customer have agreed to deposit into escrow certain customized code (the “Customized Modules”) relating to, but separate from, Contractor’s third party billing software (the “Third Party Billing Software”) used by Contractor to operate the LNPA Billing and Collection Operations and System. Consequently, the Parties hereby amend Exhibit A (Materials to be Deposited) to Exhibit M (Software Escrow Agreement) of the Master Agreement as set forth herein. Nothing contained in this SOW shall be interpreted to require, under the Master Agreement or otherwise, the deposit into escrow of the Customized Modules or Third Party Billing Software.
8.2 Escrow Agent
The Parties hereby acknowledge that Section 8.1 (Entire Agreement) of the Software Escrow Agreement allows Contractor and Customer to amend Exhibit A (Materials to be Deposited) of Exhibit M (Software Escrow Agreement) without the escrow agent’s consent. However, if and to the extent that any modifications to the Software Escrow Agreement (i.e., Exhibit M to the Master Agreement) set forth herein require assent by the escrow agent identified therein, Contractor and Customer agree to in good faith cooperate in causing the escrow agent to assent to the modifications set forth and agreed to herein.
8.3 Modifications
Exhibit M to the Master Agreement is hereby amended as follows:
     (a) Add the following to the end of the list that comprises Exhibit A to Exhibit M of the Master Agreement:
•	The Customized Modules, if any, supplementing the Third Party Billing Software that Contractor deploys for billing LNP customers.
     (b) Add the following at the end of Section 1.1 (Obligation to Make Deposit):
CONFIDENTIAL

Statement of Work No. 50 (NE)			September 1, 2006
SOW:	☐	No
	☑	Yes
Contractor and Customer may agree from time to time to the inclusion of other materials to Exhibit A hereunder as Escrow Materials, whether or not required to be deposited by the NPAC/SMS Agreements.
     (c) Delete and replace in its entirety subparagraph (d) to Section 1.5 (Contractor’s Representations) with the following:
d. The Escrow Materials consist of all materials required by the NPAC/SMS Agreement to be deposited with Escrow Agent and any other materials that Contractor and Customer may otherwise agree to include as Escrow Materials, whether or not required to be deposited by the NPAC/SMS Agreement.
9.0 ESTABLISHMENT OF LETTER OF CREDIT
Customer and Contractor agree to the establishment of an irrevocable, stand-by letter of credit (the “Letter of Credit”) for the benefit of the Customer as resolution of a disagreement between Contractor and the Customer over escrow obligations concerning Third Party Billing Software used by NeuStar to bill Allocated Payors. For the avoidance of doubt, the rights to the Letter of Credit described in this Article 9 are enjoyed by the Customer, and are not extended individually to the Subscribing Customers.
9.1 Background
SOW11 provided for the performance of Additional Services for “the expansion of the current LNPA Billing and Collection Operations and System to support the requirements mandated in the FCC’s Matter of Telephone Number Portability, Third Report and Order,” which Additional Services the Parties expressly provided in SOW11 “are not an Enhancement to the NPAC SMS.” Contractor purchased the Third Party Billing Software from PeopleSoft, now known as Oracle USA (“Oracle”), under a license agreement (the “License Agreement”). Customer requested that Contractor deposit into escrow the Third Party Billing Software. Contractor responded that it has no rights from Oracle under the License Agreement to either deposit the Third Party Billing Software into escrow or otherwise transfer a license to such Third Party Billing Software to any third party, including Customer.
9.2 Limited Transfer Right
On or about September 26, 2005, Oracle USA, as successor in interest to PeopleSoft, informed Contractor and the Customer that it would agree to a modification to the License Agreement with Contractor for the Third Party Billing Software to allow a limited transfer right to the Customer, under terms and conditions substantially in conformance with the following (the “Amended Terms”);
Divestiture. If another company is created through a divestiture or reorganization of Customer’s business (“Divested Entity”) or in the event of the bankruptcy, insolvency, impending dissolution of Licensee as an ongoing business or in the event of the
CONFIDENTIAL

Statement of Work No. 50 (NE)			September 1, 2006
SOW:	☐	No
	☑	Yes
termination of one or more of the agreements between the NAPM LLC and NeuStar, Inc., such Divested Entity may use a portion of the licenses provided under this Ordering Document for up to six months, on notice to Oracle, provided that the Divested Entity is not a competitor of Oracle and the Divested Entity agrees in writing to the terms and conditions of this Ordering Document. During this period, the Divested Entity may use the Programs for either their business operations or Customer’s business operations. If the Divested Entity wishes to continue its use of the Programs at the end of the time period specified above, the Divested Entity must execute a mutually agreeable Ordering Document with Oracle which will govern its use of the Programs.
Customer has expressed to Contractor its concern that the Amended Terms may require Customer to make payment to Oracle for an unsatisfied Contractor obligation or liability to Oracle. Contractor represents that as of June 30, 2005, the annual maintenance fee for the billing portion for the Third Party Billing Software under the License Agreement equals One Hundred Forty Two Thousand, Three Hundred Twenty Five Dollars ($142,325) (the “Maintenance Fee”), subject to a four percent (4%) annual escalation (the “Escalation Factor”).
9.3 Agreement to Establish Letter of Credit
In order to resolve any remaining concerns of the parties with respect to the Third Party Billing Software, Customer and Contractor hereby agree as follows:
a.	Contractor will cause an amendment to the License Agreement to incorporate in substantial form the Amended Terms.

b.	Contractor shall agree that it will assign the License Agreement to the Customer without recourse if requested by the Customer upon the occurrence of an Assignment Event, and such refusal to assign the License Agreement to the Customer shall be reason for a draw of the full amount of the Letter of Credit by Customer.

c.	Contractor will establish a single Letter of Credit for the benefit of the Customer, but not the Subscribing Customer, in the aggregate amount of the greater of (i) $200,000 or (ii) the amount of the Maintenance Fee subject to the Escalation Factor (such greater amount the “Escrow Amount”).

d.	The Escrow Amount shall be available for the sole purpose of Customer making payment to Oracle in satisfaction of unsatisfied Contractor obligations or liabilities under the License Agreement, and for no other purpose.

e.	Contractor will notify the Customer of any material change in either (a) the Maintenance Fee or (b) the Escalation Factor within thirty (30) days after receipt by Contractor of written notification from Oracle. Contractor shall use commercially reasonable efforts to update the Escrow Amount of the Letter of Credit promptly to evidence the modified Maintenance Fee and/or Escalation Factor, and provide that in the event such Letter of credit cannot be updated, such failure shall be reason for a draw of the Escrow Amount by the Customer

f.	Contractor shall use commercially reasonable efforts to implement the Letter of Credit as specified herein within sixty (60) days after the last day of execution below.
CONFIDENTIAL

Statement of Work No. 50 (NE)			September 1, 2006
SOW:	☐	No
	☑	Yes
In consideration of the foregoing, Customer hereby acknowledges and agrees as of the SOW Effective Date that the Third Party Billing Software, with the exception of Customized Modules prepared by Contractor, including any Customized Modules that may be created in the future, and which are not otherwise subject to third party rights, are not subject to the escrow requirements of Section 9.4 under the current Master Agreements, including by way of SOW11. The rights and obligations of Contractor and Customer under this Paragraph 9.3 shall not be affected by Contractor’s choice of vendor for the Third Party Billing Software, so long as Contractor otherwise complies with the requirements set forth in this Paragraph 9.3.
10.0 MISCELLANEOUS
10.1 Except as specifically modified and amended hereby, all the provisions of the Master Agreement and the User Agreements entered into with respect thereto, and all exhibits and schedules thereto, shall remain unaltered and in full force and effect in accordance with their terms. From and after the SOW Effective Date hereof, any reference in the Master Agreement to itself and any Article, Section or subsections thereof or to any Exhibit thereto, or in any User Agreement to itself or to the Master Agreement and applicable to any time from and after the SOW Effective Date hereof, shall be deemed to be a reference to such agreement, Article, Section, subsection or Exhibit, as modified and amended by this. From and after the SOW Effective Date, Statement of Work shall be a part of the Master Agreement, including its Exhibits, and, as such, shall be subject to the terms and conditions therein. Each of the respective Master Agreements with respect to separate Service Areas remains an independent agreement regarding the rights and obligations of each of the Parties thereto with respect to such Service Area, and neither this SOW nor any other instrument shall join or merge any Master Agreement with any other, except by the express written agreement of the Parties thereto.
10.2 This SOW may be executed in two or more counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.
10.3 If at any time hereafter a Customer, other than a Customer that is a party hereto desires to become a party hereto, such Customer may become a party hereto by executing a joinder agreeing to be bound by the terms and conditions of this SOW, as modified from time to time.
10.4 This SOW is the joint work product of representatives of Customer and Contractor; accordingly, in the event of ambiguities, no inferences will be drawn against either party, including the party that drafted the Agreement in its final form.
10.5 This SOW sets forth the entire understanding between the Parties with regard to the subject matter hereof and supercedes any prior or contemporaneous agreement, discussions, negotiations or representations between the Parties, whether written or oral, with respect thereto. The modifications, amendments and price concessions made herein were negotiated together and collectively, and each is made in consideration of all of the other terms herein. All such
CONFIDENTIAL

Statement of Work No. 50 (NE)			September 1, 2006
SOW:	☐	No
	☑	Yes
modifications, amendments and price concessions are interrelated and are dependent on each other. No separate, additional or different consideration is contemplated with respect to the modifications, amendments and price concessions herein.
[THIS SPACE INTENTIONALLY LEFT BLANK]
CONFIDENTIAL

Statement of Work No. 50 (NE)			September 1, 2006
SOW:	☐	No
	☑	Yes
IN WITNESS WHEREOF, the undersigned have executed this SOW:

CONTRACTOR: NeuStar, Inc.
By:	/s/ Michael O’Connor
Its:	VP-Customer Relations
Date:	29 Jan 2007

CUSTOMER: North American Portability Management, LLC, as successor in interest to and on behalf of Northeast Carrier Acquisition Company, LLC

By:	/s/ Melvin Clay
Its:	NAPM LLC Co-Chair
Date:	10/23/06

By:	/s/ Tim Decker
Its:	NAPM LLC Co-Chair
Date:	1/26/07